Supplement dated December 15, 2025

to the Updating Summary Prospectus dated April 28, 2025, as supplemented, for:

MassMutual EnvisionSM

Issued by Massachusetts Mutual Life Insurance Company

THIS SUPPLEMENT MUST BE READ IN CONJUNCTION WITH YOUR PROSPECTUS. PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

Effective December 15, 2025, this Supplement amends certain information in the above-referenced Prospectus:

1.	The Are There Ongoing Fees and Expenses? row of the Important Information You Should Consider About the Contract section of the Prospectus is deleted and replaced with the following:

	FEES, EXPENSES, AND ADJUSTMENTS			LOCATION IN PROSPECTUS
Are There Ongoing Fees and Expenses?

Yes. The table below describes the fees and expenses that you may pay  each year, depending on the investment options and optional benefits you choose. Please refer to your Contract specifications page(s) for information about the specific fees you will pay each year based on the options you have elected.

Charges and Deductions
	Annual Fee	Minimum	Maximum
	Base Contract	1.32%(1)	1.32%(1)
	Fund fees and expenses	0.51%(2)	1.43%(2)
	Optional benefits available for an additional charge (for a single optional benefit, if elected)	—%(3)	—%(4)

Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the Contract,  which could result in the assessment of  CDSCs that substantially increase costs.

	Lowest Annual Cost:	Highest Annual Cost:(5)
	$1,596	$4,001

Assumes:

•

Investment of $100,000

•

5% annual appreciation

•

Least expensive combination of Contract Share Classes and Fund fees and expenses

•

No optional benefits

•

No CDSC

•

No additional Purchase Payments, transfers, or withdrawals

Assumes:

•

Investment of $100,000

•

5% annual appreciation

•

Most expensive combination of Contract Share Classes, optional benefits and Fund fees and expenses

•

No CDSC

•

No additional Purchase Payments, transfers, or withdrawals

(1) Represents the mortality and expense risk charge and administrative charge (charged as a percentage of average account value in the Separate Account on an annualized basis) and the annual contract maintenance charge (a fixed dollar amount that may be waived for certain Contract Value amounts)  collected during the Contract Year that are attributable to the Contract divided by the total average net assets that are attributable to the Contract.

(2) As a percentage of Fund assets.

(3) This charge is the lowest current charge for the optional benefit available with this contract. It is the current charge for RetirePay. See the applicable Rate Sheet Prospectus Supplement for the current charges for RetirePay.

(4) This charge is the highest current charge for the optional benefit available with this contract. It is the current charge for RetirePay. See the applicable Rate Sheet Prospectus Supplement for the current charges for RetirePay.

(5) The calculation of the current highest annual cost assumes election of the RetirePay feature.

______________________________

2.	The information pertaining to the Vest U.S. Large Cap 10% Buffer Strategies VI Fund (Class I) in the Funds Available Under the Contract table of Appendix A of the Prospectus is deleted.

If you have questions about this Supplement, or other product questions, you may contact your registered representative, visit us online at www.MassMutual.com/contact-us, or call our Service Center at (800) 272-2216, 8 a.m.–8 p.m. Eastern Time.

For more information about the funds, read each fund prospectus. Prospectuses are available on our website at www.MassMutual.com.